UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On December 14, 2023, ThermoGenesis Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of October 20, 2023, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 3,136,504 shares of Company common stock, par value $0.001, issued and outstanding and entitled to vote at the Annual Meeting. A total of 1,933,341 shares of common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

1.	To approve the election of the following individuals as directors to the Board of Directors:

Xiaochun Xu, Ph.D., MBA
For	1,232,836
Withhold	137,042
Broker Non-Votes	563,463

Russell Medford, MD, Ph.D.
For	1,336,087
Withhold	33,791
Broker Non-Votes	563,463

Joseph Thomis, Ph.D.
For	1,337,907
Withhold	31,971
Broker Non-Votes	563,463

Biao Xi, Ph.D.
For	1,228,521
Withhold	141,357
Broker Non-Votes	563,463

James Xu, Esq., DBA, PsyD., CPA
For	1,228,467
Withhold	141,411
Broker Non-Votes	563,463

Haihong Zhu
For	1,218,981
Withhold	150,897
Broker Non-Votes	563,463

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	1,834,819
Against	91,225
Abstain	7,297

3.	To approve on a non-binding, advisory basis, the compensation of our named executive officers:

For	1,309,898
Against	32,764
Abstain	27,216
Broker Non-Votes	563,463

4.	To approve, on a non-binding, advisory basis, the frequency of the advisory vote on executive compensation:

1 Year	230,204
2 Years	1,773
3 Years	1,129,875
Abstain	8,026
Broker Non-Votes	563,463

The stockholders did not vote on any other matters at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)
Dated: December 15, 2023	/s/ Mr. Jeffery Cauble
Jeffery Cauble, Chief Financial Officer